UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 13, 2012

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-17196	48-0531200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cray Business Plaza 100 Commercial Street Box 130 Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 13, 2012 MGP Ingredients, Inc. (the "Company") issued a press release, incorporated into this Item 2.02 by reference, relating to financial results for the second quarter of the six month transition period, which ended December 31, 2011. The press release, dated March 13, 2012 is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition," Item 7.01, "Regulation FD Disclosure" and Item 9.01, "Financial Statements and Exhibits."

Item 7.01. Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is a press release relating to the Company's financial results for the second quarter of the six month transition period, which ended December 31, 2011.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated March 13, 2012, furnished solely for the purpose of incorporation by reference into Items 2.02, 7.01 and 9.01.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP Ingredients, Inc.
Date: March 13, 2012	By:	/s/ TIMOTHY W. NEWKIRK Timothy W. Newkirk President and Chief Executive Officer

INDEX TO EXHIBITS

99.1 Press Release dated March 13, 2012, furnished solely for the purpose of incorporation by reference into Items 2.02, 7.01 and 9.01.